News Release

FOR IMMEDIATE RELEASE

MEDIA CONTACT

Jennifer Matthews

Pacer International

(925) 887-1555 phone

jennifer.matthews@pacer.com

INVESTOR CONTACT

Larry Yarberry, CFO

Pacer International

(925) 887-1577 phone

larry.yarberry@pacer.com

Pacer International Announces Senior Management Change

CONCORD, Calif., November 7, 2007 - Pacer International, Inc. (Nasdaq:PACR), the non-asset based North America third-party logistics and freight transportation provider, announced today that its president, Tom Shurstad, is leaving the company to pursue other interests.

Don Orris, retired chief executive officer and current director of Pacer International, will assume the role of president of Pacer's Intermodal Segment. Mr. Orris will report directly to the company's chairman and chief executive officer, Mike Uremovich.

"Having worked closely with Don for more than 25 years, I know his strengths, focus, results-driven orientation, and vision - now available to our company on a daily basis in a senior operating role - will help lead our efforts in improving the efficiencies and profitability of the Pacer Intermodal Segment," said Uremovich. "As Don rejoins our team to support our mission to become the best intermodal services provider in North America, Pacer continues to focus and deliver on four key initiatives: providing a competitive, consistent and best-in-class intermodal product; transitioning to new arrangements with our rail carriers; improving the profitability of the company's business units, including the Logistics Segment units; and reducing costs."

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ABOUT PACER INTERNATIONAL

Pacer International, a leading non-asset based North America third-party logistics and freight transportation provider, through its Intermodal and Logistics operating segments, offers a broad array of services to facilitate the movement of freight from origin to destination. The Intermodal Segment offers wholesale services provided by Pacer Stacktrain (cost-efficient, two-tiered rail transportation for containerized shipments) and Pacer Cartage (local trucking), as well as retail services through its Rail Brokerage group (intermodal marketing). The Logistics Segment provides retail truck brokerage, trucking, warehousing and distribution, international freight forwarding, and supply-chain management services. Pacer International is headquartered in Concord, California. Its Intermodal and Logistics operating segments are headquartered in Concord, California, and in Dublin, Ohio, respectively. Web site: www.pacer-international.com.

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CERTAIN FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that are based on the company's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including general economic and business conditions; industry trends, including changes in the costs of services from rail and motor transportation providers; the loss of one or more of our major customers; the impact of competitive pressures in the marketplace; our ability to successfully identify and implement process improvements and cost savings opportunities to improve our operating results; difficulties, potential delays and cost overruns in maintaining or enhancing our information technology systems; work stoppages, equipment and capacity shortages, weather related issues and service disruptions affecting our rail and motor carriers; frequency and severity of accidents, particularly involving our trucking operations; changes in our business strategy, development plans or cost savings plans; availability of qualified personnel; changes in, or the failure to comply with, government regulation; increases in interest rates; terrorism and acts of war; and increases in our leverage. Additional information about these and other relevant factors is set forth in the company's various filings with the Securities and Exchange Commission, including the company's annual report on Form 10-K for the year ended December 29, 2006 filed with the SEC on February 21, 2007. Should one or more of these risks or uncertainties materialize or assumptions or estimates prove incorrect, actual results may vary materially from those described herein as anticipated, believed, expected or intended. Except as otherwise required by federal securities laws, the company does not undertake any obligation to update such forward-looking statements whether as a result of new information, future events or otherwise.